APROPOS/Q1 2005 RESULTS
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[APROPOS LOGO]



TUESDAY, APRIL 26, 2005

APROPOS CONTACT                       APROPOS INVESTORS RELATIONS CONTACT
Frank Leonard                         Leslie Loyet
Apropos Technology                    Financial Relations Board
Phone: (630) 472-9600 ext. 7724       Phone: (312) 640-6672
E-mail: frank.leonard@apropos.com     E-mail: lloyet@financialrelationsboard.com
        -------------------------             ----------------------------------


                           APROPOS TECHNOLOGY REPORTS
                              FIRST QUARTER RESULTS

OAKBROOK TERRACE, IL - APRIL 26, 2005 -- Apropos Technology (Nasdaq: APRS), a leading provider of real time multi-channel interaction management solutions, today reported revenues decreased 18% to $4.2 million for the first quarter ended March 31, 2005 from $5.2 million for the first quarter ended March 31, 2004.

Net loss for the three months ended March 31, 2005, was $511,000, or a loss of $0.03 per share. Net income for the comparable three months ended March 31, 2004, was $15,000, or income of $0.00 per share, which includes restructuring and other charges of $0.4 million, or $0.03 per share. During the first quarter, the company's cash, cash equivalents, and short term investments increased by $81,000 to $41.2 million.

"This was a difficult quarter for us," stated David McCrabb, interim chief executive officer and president. "It is taking longer for our marketing programs and lead generation efforts to reach fruition than earlier anticipated.

"We were able to expand our distribution channels during the first quarter. We signed a reseller agreement with SBC, a provider of communication services and products, that allows SBC to resell our entire product suite. SBC has already provided us with their first order in the first quarter. We also completed a restructured agreement with Mitel Networks Ltd. that allows their resellers and partners to resell Apropos. Under the previous agreement, this was not possible. Mitel channel partners provided us with two orders in the first quarter."

During the first quarter, the Company received new and add-on customer orders from Fujitsu Limited (UK); MCAP; Nokia, Inc.; Peregrine Systems, Inc. and VinCiti AQ.

                                     -more-

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                                                         APROPOS/Q1 2005 RESULTS
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A conference call will be conducted by the Company at 5:00 p.m. Eastern Time
(ET) on Tuesday, April 26. The conference call will be available to all interested parties over the Internet. To listen to the call on the Internet, go to www.apropos.com or www.fulldisclosure.com at least fifteen minutes early to register, download, and install any necessary audio software. For those who cannot listen to the live broadcast, a replay will be available shortly after the call at www.apropos.com/investor, www.fulldisclosure.com or by dialing 877-519-4471 or 973-341-3080 (international) and providing access code 5994082. The replay will be available by phone through May 3, and over the Internet for 30 days.

ABOUT APROPOS TECHNOLOGY

Apropos Technology, Inc. (Nasdaq: APRS) develops communications management solutions for contact center operations and customer experience management. Apropos solutions are largely used in customer service and support applications for technical products and credit union member contact centers. Apropos solutions integrate with existing systems to provide multi-channel interaction management and a single, universal queuing system. Organizations rely on Apropos to differentiate, prioritize and intelligently route customers to the right agent across voice, voicemail, e-mail, web chat, VoIP, and fax communications. Founded in 1989, the company serves over 300 clients worldwide from its corporate headquarters in Oakbrook Terrace, Ill., and from its European headquarters in the United Kingdom. Additional information about Apropos and its solutions can be found at www.apropos.com.



Apropos Technology statements contained in this press release that are not purely historical are forward-looking statements within the meaning of Section 21E of the Securities and Exchange Act of 1934, including statements regarding Apropos Technology's expectations, anticipations, goals, beliefs, targets, hopes, intentions or strategies regarding the future. Forward-looking statements include statements regarding business model, product introduction and acceptance, future sales, sales growth and sales channels, profitability and results of operations, gross margins, operating expenses and financial stability. These forward-looking statements are subject to various risks and uncertainties as more fully set forth under the caption "Risk Factors Associated with Apropos' Business and Future Operating Results" in Apropos Technology's Annual Report on Form 10-K for the year ended December 31, 2004, as filed with the Securities and Exchange Commission. Apropos Technology's actual results and the timing of certain events may differ significantly from the results discussed in the forward-looking statements; Apropos Technology makes no commitment to disclose any revisions to forward-looking statements, or any facts, events or circumstances after the date hereof that may bear upon forward-looking statements.

                               -tables to follow-

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                                                         APROPOS/Q1 2005 RESULTS
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                            APROPOS TECHNOLOGY, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                       THREE MONTHS ENDED
                                                            MARCH 31
                                                       2005         2004
         REVENUE                                   (Unaudited)   (Unaudited)
            Software licenses                       $   1,099     $   1,987
            Services and other                          3,116         3,173
                                                 ---------------------------
         TOTAL REVENUE                                  4,215         5,160
                                                 ---------------------------

         COST OF GOODS AND SERVICES
            Cost of software                               36           170
            Cost of services and other                  1,076           852
                                                 ---------------------------
        TOTAL COST OF GOODS AND SERVICES                1,112         1,022
                                                 ---------------------------

        GROSS MARGIN                                    3,103         4,138

        OPERATING EXPENSES
            Sales and marketing                         1,738         1,674
            Research and development                    1,096         1,052
            General and administrative                  1,007         1,096
            Restructuring and other charges                --           368
                                                 ---------------------------
         TOTAL OPERATING EXPENSES                       3,841         4,190
                                                 ---------------------------

         INCOME (LOSS) FROM OPERATIONS                  (738)          (52)

         OTHER INCOME (EXPENSE)
            Interest income                              239            95
            Other income (expense), net                  (12)          (28)
                                                 ---------------------------
         TOTAL OTHER INCOME
                                                         227            67
                                                 ---------------------------

         NET INCOME (LOSS)                          $   (511)       $   15
                                                 ===========================

         NET INCOME (LOSS) PER SHARE
             Basic                                  $  (0.03)      $   0.00
             Diluted                                $  (0.03)      $   0.00

        WEIGHTED-AVERAGE NUMBER OF SHARES OUTSTANDING
             Basic                                    17,789         17,104
             Diluted                                  *              18,537

*Diluted weighted-average number of shares outstanding for 2005 is not shown as the effect would be anti-dilutive.

                                     -more-

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                                                         APROPOS/Q1 2005 RESULTS
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                            APROPOS TECHNOLOGY, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)


                                                  MARCH 31        DECEMBER 31
                                                    2005             2004
                                              ----------------------------------
ASSETS                                          (unaudited)
Current assets:
   Cash and cash equivalents                            $29,662         $12,291
   Short-term investments                                11,577          28,867
   Accounts receivable, net                               2,332           3,155
   Inventory                                                 51              34
   Prepaid expenses and other current assets                583             355
                                              ----------------------------------

TOTAL CURRENT ASSETS                                     44,205          44,702

Equipment, net                                              540             565
Other assets                                                 28              21
                                              ----------------------------------

TOTAL ASSETS                                       $     44,773       $  45,288
                                              ==================================

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
   Accounts payable                                  $      173       $     155
   Accrued expenses                                       1,709           1,854
   Deferred revenues                                      3,547           3,403
   Other current liabilities                                695             856
                                              ----------------------------------

TOTAL CURRENT LIABILITIES                                 6,124           6,268

 ACCRUED RESTRUCTURING, LESS CURRENT PORTION                 98             245

SHAREHOLDERS' EQUITY
   Common shares                                            178             176
   Additional paid-in capital                           103,440         103,155
   Treasury stock                                            --              --
   Accumulated deficit                                 (65,067)        (64,556)
                                              ----------------------------------

TOTAL SHAREHOLDERS' EQUITY                               38,551          38,775
                                              ----------------------------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY         $     44,773     $    45,288
                                              ==================================

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